Exhibit 10.4

                          TRADEMARK AND NAME ASSIGNMENT


     THIS TRADEMARK AND NAME ASSIGNMENT (this "Trademark Assignment") is made as of the 31st day of January, 2005, from Meditech Pharmaceuticals, Inc., a Nevada corporation ("Assignor"), to East West Distributors, Inc., a Nevada corporation ("Assignee").

     WHEREAS, Assignor is the owner of the Trademarks;

     WHEREAS, Assignee is desirous of acquiring the Trademarks;

     WHEREAS, Assignor is acquiring from Assignee assets to which the Trademarks pertain.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Assignment. Assignor does hereby sell, transfer, convey and assign unto Assignee Assignor's entire right, title and interest in and to the Trademarks, which are identified on Schedule A attached hereto, and all goodwill associated therewith and symbolized thereby, the same to be held and enjoyed by Assignee for its own use and benefit and for the use and benefit of its successors, assigns and legal representatives to be used as fully and entirely as said rights would have been held and enjoyed by Assignor had this assignment not been made.

     2. Transfer of Registrations or Applications. Assignor hereby authorizes the Commissioner of Patents and Trademarks of the United States and other empowered officials of the United States Patent and Trademark Office to transfer all registrations or applications for the Trademarks to Assignee as assignee of the entire right, title and interest therein or otherwise as Assignee may direct, in accordance with this instrument of assignment, and to issue to Assignee all registrations which may issue with respect to any applications for a trademark or service mark included in the Trademarks, in accordance with this Trademark Assignment.

     4. Applicable Law. This Trademark Assignment, the rights and obligations of the parties under this Trademark Assignment, and any claim or controversy directly or indirectly based upon or arising out of this Trademark Assignment or the transactions contemplated by this Trademark Assignment (whether based on contract, tort, or any other theory), including all matters of construction, validity and performance shall be governed by and construed and enforced in accordance with the laws of the State of Nevada (without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction).

     5. Counterparts. This Trademark Assignment may be signed in counterparts. The parties further agree that this Trademark Assignment may be executed by the exchange of facsimile signature pages.

     IN WITNESS WHEREOF, Assignor has caused this Trademark Assignment to be executed by its proper officer thereunto duly authorized, as of this 31st day of January, 2005.

                                    ASSIGNOR





                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

                                    ASSIGNEE



                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Its:
                                        ----------------------------------------

                                   SCHEDULE A

                             TO TRADEMARK ASSIGNMENT

                                   Trademarks


1. Viraplex Trademark - 76/057,286.

2. Zilex Trademark - 76/268,559.

3. Xilex Trademark - 78/633,300











                              Schedule A - Page 1